                                                                    EXHIBIT 10.4
                                                                    ------------

                               CONSENT AGREEMENT
                               -----------------

        CONSENT AGREEMENT (this "Agreement"), dated as of September 11, 1995, among AUTOTOTE CORPORATION ("Holdings"), AUTOTOTE SYSTEMS, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:
                                  ----------

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of October 31, 1991, and amended and restated as of October 30, 1992, and amended and restated as of June 4, 1993, and further amended and restated as of April 28, 1994 (as further amended, modified or supplemented through the date hereof, the "Credit Agreement");

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Consent Agreement and Sixth Amendment, dated as of August 30, 1995 (the "Sixth Amendment"), to the Credit Agreement;

        WHEREAS, Holdings and the Borrower have requested that the Banks approve the form of documentation for up to $10,000,000 of Permitted Additional Subordinated Debt pursuant to Section I(1) of the Sixth Amendment as herein provided; and

        WHEREAS, subject to and on the terms and conditions set forth herein, the Banks are willing to grant such approval;


        NOW THEREFORE, it is agreed:

        1. Pursuant to Section I(1) of the Sixth Amendment, the Banks hereby agree that the documentation submitted to them with this Agreement for the issuance by Holdings of up to $10,000,000 of Permitted Additional Subordinated Debt is in form and substance satisfactory to them.

        2. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when

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executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts of this Agreement shall be lodged with Holdings, the Borrower and the Agent.

        3. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        4. This Agreement shall become effective on the date (the "Agreement Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

        5. This Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or the Security Agreement.

                                     * * *


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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                        AUTOTOTE CORPORATION

                                        By /s/ Martin E. Schloss
                                          -------------------------------
                                          Title: Vice President


                                        AUTOTOTE SYSTEMS, INC.

                                        By /s/ Martin E. Schloss
                                          -------------------------------
                                          Title: Vice President


                                        BANKERS TRUST COMPANY,
                                        Individually and as Agent

                                        By /s/ Christopher Kinslow
                                          -------------------------------
                                          Title: Vice President


                                        BANK OF IRELAND,
                                        GRAND CAYMAN BRANCH

                                        By /s/ David Aylward
                                          -------------------------------
                                          Title: Vice President


                                        BANK POLSKA KASA OPIEKI, S.A.

                                        By /s/ William A. Shea
                                          -------------------------------
                                          Title: Vice President
                                                 Senior Lending Officer


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                                        BHF-BANK AG

                                        By /s/ Evon Contos
                                          -------------------------------
                                          Title: Vice President


                                        By /s/ Paul Travers
                                          -------------------------------
                                          Title: Vice President


                                        CREDITANSTALT CORPORATE
                                        FINANCE, INC.

                                        By
                                          -------------------------------
                                          Title:


                                        By
                                          -------------------------------
                                          Title:


                                        DELAWARE TRUST COMPANY

                                        By /s/ James H. Noon
                                          -------------------------------
                                          Title: Vice President


                                        EUROPEAN AMERICAN BANK

                                        By
                                          -------------------------------
                                          Title:


                                      -4-
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                                        FLEET BANK OF MASSACHUSETTS, N.A.

                                        By /s/ Michael Palmer
                                          -------------------------------
                                          Title: Vice President


                                        GIROCREDIT BANK AG DER SPARKASSEN,
                                        GRAND CAYMAN ISLAND BRANCH

                                        By /s/ Richard R. Stone
                                          -------------------------------
                                          Title: First Vice President


                                        By /s/ John Redding
                                          -------------------------------
                                          Title: Vice President



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